==============================================================================

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             -----------------

                                  FORM 8-K

                             -----------------


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                             -----------------

                              AUGUST 11, 2005
                               Date of Report

                              AUGUST 11, 2005
                      Date of Earliest Event Reported

                           TELEWEST GLOBAL, INC.
           (Exact name of registrant as specified in its charter)

       DELAWARE                   000-50886                 59-3778247
   (State or other         (Commission File Number)      (I.R.S. Employer
   jurisdiction of                                      Identification No.)
   incorporation or
    organization)
                         160 GREAT PORTLAND STREET
                       LONDON W1W 5QA, UNITED KINGDOM
                  (Address of principal executive offices)

                              +44-20-7299-5000
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

1.   Press Release
     -------------

     On August 11, 2005 Telewest Global, Inc. ("Telewest") issued a press release announcing US GAAP results for the three months ended June 30, 2005.

     Substantially all of the assets of Telewest Communications plc were transferred to Telewest UK Limited, a wholly owned subsidiary of Telewest on July 14, 2004 in connection with Telewest Communications plc's financial restructuring.

     Telewest's quarterly results, including a discussion of how the presentation of the results differs from the presentation of the historical results of Telewest Communications plc and its subsidiaries are included in its Form 10-Q, also filed with the U.S. Securities and Exchange Commission today.

     A copy of the press release is attached hereto as Exhibit 99.1.

2. Reconciliation of Non-GAAP Financial Measures in August 11, 2005 Conference Call
     ----------------------------------------------------------------

     On August 11, 2005, Telewest will host a conference call to discuss its results for the three months ended June 30, 2005. On the conference call certain non-GAAP financial measures are expected to be discussed. A reconciliation of these measures to the nearest comparable GAAP measure and discussion of that measure can be found below. Reconcilations and discussion of the other non-GAAP financial measures appear in Telewest's earnings release attached as Exhibit 99.1 hereto.

     ANNUALIZED ADJUSTED EBITDA (EXCLUDING (POUND)16 MILLION VAT RECOVERY AND RATES REBATE):


     ---------------------------------------------------------------------------------------
                                                                                THREE MONTHS
     RECONCILIATION OF ANNUALIZED ADJUSTED EBITDA (EXCLUDING VAT              ENDED JUNE 30,
     RECOVERY AND RATES REBATE) TO ADJUSTED EBITDA                                      2005
                                                                                    (POUND)M
     ---------------------------------------------------------------------------------------
     ANNUALIZED ADJUSTED EBITDA (EXCLUDING (POUND)16 MILLION VAT RECOVERY AND
     RATES REBATE)                                                                       552

     Adjusted EBITDA (excluding (pound)16 million VAT recovery and
     rates rebate)                                                                       138
     Add back:
             (pound)16 million VAT recovery                                               16
             Rates rebate                                                                  4
     ---------------------------------------------------------------------------------------
     ADJUSTED EBITDA                                                                     158
     ---------------------------------------------------------------------------------------


     A reconciliation of Adjusted EBITDA to its most directly comparable GAAP financial measure of Net income/(loss) is included in Telewest's earnings release attached as Exhibit 99.1 hereto.

     Our management, including our chief operating decision-maker, considers Annualized Adjusted EBITDA (excluding (pound)16 million VAT recovery and rates rebate) an important indicator of the operational strength and performance of our business. Annualized Adjusted EBITDA (excluding (pound)16 million VAT recovery and rates rebate) is Adjusted EBITDA for the quarter excluding the impact of the recovery of (pound)16 million VAT and (pound)4 million in rates Rebate, multiplied by four. In the opinion of management, these two items do not directly relate to the operating performance of the business. It is the belief of management that the recovery of (pound)16 million VAT and (pound)4 million in rates rebates are not characteristic of our underlying business operations and are not likely to recur in the future.

     Annualized Adjusted EBITDA (excluding (pound)16 million VAT recovery and rates rebate) is not a financial measure recognized under GAAP. This measure is most directly comparable to the GAAP financial measure net income/(loss). Some of the significant limitations associated with the use of as Annualized Adjusted EBITDA (excluding (pound)16 million VAT recovery and rates rebate) compared to net income/(loss) are (i) that Annualized Adjusted EBITDA (excluding (pound)16 million VAT recovery and rates rebate) does not reflect the amount of required reinvestment in depreciable fixed assets, financial restructuring charges, VAT recoveries, rates rebates, interest expense or receivable, foreign exchange gains or losses, income taxes expense or benefit and similar items on our results of operations and
(ii) is not necessarily indicative of what Adjusted EBITDA would be for a full fiscal year (which would reflect the impact of seasonal factors and the development of the markets for Telewest's products). We believe Annualized Adjusted EBITDA (excluding (pound)16 million VAT recovery and rates rebate) is helpful for understanding our performance and assessing our prospects for the future, and that it provides useful supplemental information to investors. In particular, this non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliations to net income/(loss), provide a more complete understanding of factors and trends affecting our business. Because non-GAAP financial measures are not standardized, it may not be possible to compare Annualized Adjusted EBITDA (excluding (pound)16 million VAT recovery and rates rebate) with other companies' non-GAAP financial measures that have the same or similar names. The presentation of this supplemental information is not meant to be considered in isolation or as a substitute for net cash provided by operating activities, operating income/(loss), net income/(loss), or other measures of financial performance reported in accordance with GAAP.


        UKTV ADJUSTED EBITDA:

       ---------------------------------------------------------------------------------------
                                                                                 THREE MONTHS
       RECONCILIATION OF UKTV ADJUSTED EBITDA TO RETAINED PROFIT FOR THE       ENDED JUNE 30,
       FINANCIAL PERIOD                                                                  2005
                                                                                     (POUND)M
       ---------------------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------
       UKTV ADJUSTED EBITDA                                                                19
       Interest expense, net                                                               (3)
       ---------------------------------------------------------------------------------------
       Profit on ordinary activities before taxation                                       16
       Taxation                                                                            (1)
       ---------------------------------------------------------------------------------------
       Profit on ordinary activities after taxation                                        15
       Dividends                                                                           (3)
       ---------------------------------------------------------------------------------------
       RETAINED PROFIT FOR THE FINANCIAL PERIOD                                            12
       ---------------------------------------------------------------------------------------


     Telewest's primary measure of income or loss for each of its segments is Adjusted EBITDA. However, the portion of the business of Telewest's content segment attributable to non-consolidated entities is not reflected in content segment Adjusted EBITDA. Telewest's share of the results of UKTV (a group of companies in which Telewest owns 50% of the equity) is excluded from the Adjusted EBITDA calculation, and is presented as Share of Net Income/(Losses) of Affiliates in accordance with GAAP. Management for some purposes view and assess the performance of the content segment, including UKTV, as a whole. Management believes that the use of UKTV's Adjusted EBITDA provides useful supplemental information for management and investors in determining the income generating capacity of the content business as a whole going forward.

     UKTV Adjusted EBITDA is not a financial measure recognized under GAAP. The measure is calculated based on the UK GAAP financial statements of UKTV as retained profit for the financial period before, dividends, taxation, interest expense and depreciation. UKTV Adjusted EBITDA is helpful for understanding the aggregate performance of the content segment going forward and provides useful supplemental information to investors. In particular, this non-GAAP financial measure reflects an additional way of viewing aspects of future content segment operating performance that, when viewed with its GAAP results and the related reconciliations, provides a more complete understanding of factors and trends affecting the business. Because non-GAAP financial measures are not standardized, it may not be possible to compare UKTV Adjusted EBITDA with other companies' non-GAAP financial measures that have the same or similar names. The presentation of this supplemental information is not meant to be considered in isolation or as a substitute for net cash provided by operating activities, operating income/(loss), net income/(loss), or other measures of financial performance reported in accordance with GAAP.

     UKTV Adjusted EBITDA is not necessarily indicative of the results if reported in US GAAP and is not intended to suggest and should not be construed as suggesting that Telewest's management controlled or directed the operations of UKTV during the period presented or that a consolidated presentation of the results of the entity with those of Telewest is otherwise appropriate under GAAP.


SIT-UP ADJUSTED EBITDA:

-------------------------------------------------------------------
                                                THREE        THREE
                                               MONTHS       MONTHS
                                                ENDED        ENDED
                                            MARCH 31,     JUNE 30,
                                                 2005         2005
                                             (POUND)M      (POUND)M
-------------------------------------------------------------------

RECONCILIATION OF SIT-UP ADJUSTED
EBITDA TO RETAINED PROFIT FOR THE
FINANCIAL PERIOD
-------------------------------------------------------------------
SIT-UP ADJUSTED EBITDA                              2            -
Depreciation                                      (1)            -
-------------------------------------------------------------------
Operating profit                                    1            -
Interest receivable                                 -            1
-------------------------------------------------------------------
Profit on ordinary activities before                1            1
taxation

Taxation                                          (1)            2
-------------------------------------------------------------------
Profit on ordinary activities after                 -            3
taxation

Preference share dividend/appropriation             -            -
-------------------------------------------------------------------
RETAINED PROFIT FOR THE FINANCIAL PERIOD            -            3
-------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                THREE        THREE          THREE         THREE
                                               MONTHS       MONTHS         MONTHS        MONTHS
                                                ENDED        ENDED          ENDED         ENDED
                                            MARCH 31,     JUNE 30,  SEPTEMBER 30,  DECEMBER 31,
                                                 2004         2004           2004          2004
                                             (POUND)M     (POUND)M       (POUND)M      (POUND)M
------------------------------------------------------------------------------------------------

RECONCILIATION OF SIT-UP ADJUSTED
EBITDA TO RETAINED PROFIT FOR THE
FINANCIAL PERIOD

------------------------------------------------------------------------------------------------
SIT-UP ADJUSTED EBITDA                              1            -              4             8
Depreciation                                        -          (1)              -           (1)
------------------------------------------------------------------------------------------------
Operating profit/(loss)                             1          (1)              4             7
Interest receivable                                 -            -              -             -
------------------------------------------------------------------------------------------------
Profit on ordinary activities before                1          (1)              4             7
taxation

Taxation                                            -            -            (1)           (2)
------------------------------------------------------------------------------------------------
Profit on ordinary activities after                 1          (1)              3             5
taxation

Preference share dividend/appropriation             -            -              -           (1)
------------------------------------------------------------------------------------------------
RETAINED PROFIT FOR THE FINANCIAL PERIOD            1          (1)              3             4
------------------------------------------------------------------------------------------------


     Telewest's primary measure of income or loss for each of its segments is Adjusted EBITDA. However, the historical results of the business that now comprises Telewest's sit-up segment have not historically been reflected in Telewest's Adjusted EBITDA. Telewest's share of the results of sit-up are excluded from the Adjusted EBITDA calculation, and are presented as Share of Net Income/(Losses) of Affiliates in accordance with GAAP for all periods prior to May 12, 2005. Following completion of the Company's acquisition of additional equity in sit-up, which led to management taking overall control, management believes that the use of a pro forma non-GAAP financial measure of sit-up's Adjusted EBITDA provides useful supplemental information for management and investors in determining the income generating capacity of Telewest's sit-up segment going forward.

     sit-up Adjusted EBITDA is not a financial measure recognized under GAAP. The measure is calculated based on the UK GAAP financial statements of sit-up as retained profit for the financial period before, preference share dividend/appropriation, interest receivable, taxation and depreciation. Management believes that sit-up Adjusted EBITDA is helpful for understanding the performance of Telewest's sit-up segment going forward and that it provides useful supplemental information to investors. In particular, this non-GAAP financial measure reflects an additional way of viewing aspects of future sit-up segment operating performance that, when viewed with its GAAP results and the related reconciliations, provide a more complete understanding of factors and trends affecting the business. Because non-GAAP financial measures are not standardized, it may not be possible to compare sit-up Adjusted EBITDA with other companies' non-GAAP financial measures that have the same or similar names. The presentation of this supplemental information is not meant to be considered in isolation or as a substitute for net cash provided by operating activities, operating income/(loss), net income/(loss), or other measures of financial performance reported in accordance with GAAP.

     sit-up Adjusted EBITDA is not intended to suggest and should not be construed as suggesting that Telewest's management controlled or directed the operations of sit-up during the periods prior to May 12, 2005 or that a consolidated presentation of the results of the entity with those of Telewest for periods prior to May 12, 2005 is otherwise appropriate under GAAP.


                               EXHIBIT INDEX

EXHIBIT
----------

99.1 Press release of Telewest Global, Inc., dated August 11, 2005 announcing US GAAP results for the three months ended June 30, 2005.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date:  August 11, 2005

                                             TELEWEST GLOBAL, INC.



                                             By:  /s/ Clive Burns
                                                 ----------------------------
                                                 Name:  Clive Burns
                                                 Title: Company Secretary